UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2006
NS GROUP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)
Registrant’s telephone number, including area code: (859) 292-6809
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On April 24, 2006, NS Group, Inc. issued a press release reporting its results of operations for the quarter ended March 31, 2006 (furnished hereunder as Exhibit 99.1 and incorporated herein by reference).
The information, including exhibits attached hereto, in this Current Report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Press release, dated as of April 24, 2006, of NS Group, Inc. (furnished pursuant to Item 2.02 hereof)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

April 24, 2006	By:	/s/ Thomas J. Depenbrock

Thomas J. Depenbrock Vice President-Finance, Treasurer and Chief Financial Officer